Exhibit 10.1

SECOND AMENDMENT TO SCHEDULE #1

This Second Amendment (“Amendment”) to that certain Schedule #1 dated May 4, 2018 (“Schedule”), as amended on October 23, 2018, is made effective on June 4, 2020 (the “Amendment Effective Date”) between JPMorgan Chase Bank, National Association (“JPMC”) and Cardlytics, Inc. (“Supplier”).
NOW, THEREFORE, in consideration of the good and valuable consideration, mutual promises, covenants, representations and warranties, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:
1.Supplier’s Responsibilities. As of the Amendment Effective Date, Section 2(c)(viii) will be deleted and replaced with the following text:
“(viii.) In conjunction with JPMC, engineer, procure and maintain network connections between the parties’ data centers to enable [***];”
2.Supplier’s Responsibilities. As of the Amendment Effective Date, Section 2(c)(xxvii) will be deleted and replaced with the following text:
“(xxvii) Implement the necessary requirements, provide the technology and support necessary for JPMC’s implementation and operation of [***], in accordance with [***]; provided, however, Supplier shall not be in breach of this Section if Supplier’s failure to [***] is a result of [***];”
3.JPMC’s Responsibilities. As of the Amendment Effective Date, the following will be added as Section 2(d)(xiii):
“(xiii) Provide [***] which Supplier agrees to use solely in order for [***].”
4.Data - Use of [***]. As of the Amendment Effective Date, the following will be added as Section 3(b-1):
“(b-1) Use of [***]. In accordance with the Agreement and this Schedule, Supplier is only entitled to use [***] when providing the Services to JPMC during the Term of this Schedule and only as expressly permitted below:
(i) to [***];
(ii) notwithstanding [***], to [***].
(iii) notwithstanding [***], to [***].”
5.[***]. As of the Amendment Effective Date, Section 3(b)(iii) shall be deleted and replaced with the following text:
“(b)(iii) [***]
6.[***]. As of the Amendment Effective Date, Section 3(b)(xii) shall be deleted and replaced with the following text:
“(b)(xii) [***].”
7.Limited Exception. As of the Amendment Effective Date, the following shall be added as Section 3(b)(xv) of the Schedule:
“(b)(xv) Limited Exception. Notwithstanding Section 3(b)(xii) [***], Supplier may [***]:

(1)	[***]

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Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1

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8.Data - Ownership of [***]. As of the Amendment Effective Date, Section 3(c) shall be deleted and replaced with the following text:
“(c) Ownership of [***]. Supplier acknowledges and agrees JPMC is the sole owner of the data in the [***].”
9.[***]. As of the Amendment Effective Date, Section 3(g) shall be deleted and replaced with the following text:
“(g) [***]. Even if expressly permitted by this Schedule, in no event may Supplier [***] which (i) [***]; or (ii) [***]. Additionally, except in connection with [***], in no event may Supplier [***].”
10.[***]. As of the Amendment Effective Date, Section 3(j) shall be amended to add the following as a final sentence:
“Additionally, JPMC shall have [***].”
11.Databases and Data Transfer. As of the Amendment Effective Date, the following shall be added as Section 5(a-1) of the Schedule:
“(a-1) Databases and Data Transfer [***]. [***] will be loaded into a database [***].”
12.Attachment 1. As of the Amendment Effective Date, the following shall be appended to Attachment 1:
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Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1

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13.Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Schedule.
14.Ratification. Except to the extent expressly amended by this Amendment, all terms, provisions and conditions of the Schedule shall continue in full force and effect and the Schedule shall remain enforceable and binding in accordance with its terms, and the Parties hereby ratify and confirm the terms of the Schedule as modified by this Amendment.
15.Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail (in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.
IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Amendment Effective Date.

CARDLYTICS, INC.		JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

/s/ Andrew Christiansen	Date: June 5, 2020	/s/ Michael Nagle	Date: June 10, 2020
Andrew Christiansen		Michael Nagle
Chief Financial Officer		Managing Director

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.